25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus Emerging Markets Growth Fund

Investor Shares*DREGX

Institutional Shares*DIEMX

Driehaus Emerging Markets Small Cap Growth Fund *DRESX

Driehaus International Small Cap Growth Fund *DRIOX

Driehaus Micro Cap Growth Fund *DMCRX

Driehaus Small Cap Growth Fund

Investor Shares *DVSMX

Institutional Shares *DNSMX

Driehaus Small/Mid Cap Growth Fund *DSMDX

(Each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED DECEMBER 8, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE FUNDS DATED APRIL 30, 2020.

At the December 3, 2020, meeting of the Board of Trustees of the Driehaus Mutual Funds (the “Board”), the Board approved a reduction in the management fee for the DRESX Fund from 1.15% to 1.10% and the reduction of the DRESX Fund’s expense cap from 1.45% to 1.24%, both effective December 31, 2020.

Accordingly, effective on December 31, 2020, the following information replaces the fourth paragraph under the heading of “Investment Advisory Services”, which appears on page 34 of the SAI:

The Driehaus Emerging Markets Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of the average daily net assets of the Fund. The Driehaus Emerging Markets Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.10% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until the earlier of the termination of the investment advisory agreement, by the Board or the Fund’s shareholders, or April 30, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver and/or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee. The Driehaus International Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Driehaus Micro Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.25% of the average daily net assets of the Fund. The Driehaus Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Shares and at 0.95% of the average daily net assets for the Institutional Shares of the Fund from the Fund’s commencement of operations on August 21, 2017, until the earlier of the termination of the investment advisory agreement, by the Board or the Fund’s shareholders, or April 30, 2021. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee. The Driehaus Small/Mid Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until the earlier of the termination of the investment advisory agreement, by the Board or the Fund’s shareholders, or May 1, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.